EXHIBIT 99.1

ProAssurance Corporation
Corporate Governance Principles

The Corporate Governance Principles have been adopted by the Board of Directors (the "Board") of ProAssurance Corporation, (the "Company") to assist the Board in the exercise of its responsibilities. These Corporate Governance Principles reflect the Board's commitment to monitor the effectiveness of policy and decision-making both at the Board and management level, with a view to enhancing long-term stockholder value. These Corporate Governance Principles are not intended to change or interpret any Federal or state law or regulation, including the Delaware General Corporation Law or the Certificate of Incorporation or By-Laws of the Company. These Corporate Governance Principles are subject to modification from time to time by the Board.

I.	Corporate Objective and Mission of the Board of Directors

The Board represents the stockholders’ interests and shall oversee the conduct of the Company’s business activities so as to enhance the long-term value of the Company.

The business and affairs of the Company shall be managed by or under the direction of the Board. The Board shall select and oversee a well-qualified and responsible Chief Executive Officer ("CEO") and management team to run the Company on a daily basis. Both the Board and management recognize that the long-term interests of the stockholders are advanced by considering the concerns of other stakeholders and interested parties including the Company’s policyholders and customers, employees, the communities where it operates, insurance regulators and other government officials and the public at large. These responsibilities are founded upon the successful perpetuation of the business and the promotion of the highest ethical standards.

II.	Director Qualification Standards

A.      Selection of Directors

The Board of Directors is divided into three classes having three-year staggered terms. Directors in the class whose term is expiring are elected each year by the stockholders at the annual meeting of the stockholders.

The Board, with the assistance of the Nominating/Corporate Governance Committee, is responsible for nominating Directors and proposing a slate of nominees to the stockholders for election to the Board. The Nominating/Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership and for assessing the appropriate balance of criteria required of Board members. In nominating directors, the Board, with the assistance of the Nominating/Corporate Governance Committee, shall take into account all factors it considers appropriate, including a candidate’s reputation for ethical business dealings, knowledge, skills, experience, expertise, and the extent to which the candidate would fill a present need and diversify the experience of the Board. The Company does not have a policy of limiting the number of other public company boards of directors upon which a Director may serve; however, a Director is expected to devote the time and attention necessary to properly discharge his or her responsibilities as a Director.

When a vacancy exists on the Board, the Nominating/Corporate Governance Committee will consider a nominee for a director candidate that has been proposed by a stockholder when such nomination has been submitted in accordance with the provisions contained in the Company's by-laws. A vacancy does not exist where:

•	the Board of Directors desires to re-nominate an incumbent director for an additional term and the director consents to stand for re-election and to serve if elected, or

•
the Nominating/Corporate Governance Committee has recommended to Board of Directors a candidate to fill a vacancy and, prior to the receipt of a properly submitted stockholder nomination, such nominee has agreed to stand for election and serve if elected.

The Committee will consider a director candidate nominated by a stockholder in the same manner as candidates brought before the Committee from other sources. Generally, the Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Nominating/Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating/Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Between annual shareholder meetings, the Board may elect a Director to serve until the expiration of the term of the class to which such Director is elected. The Board may elect not to fill a vacancy arising on the Board.

B.      Independent Directors

The Board shall be comprised of a substantial majority of Directors who qualify as independent directors ("Independent Directors") under the listing standards of the New York Stock Exchange (the "NYSE") or under law or under any rule or regulation of any other regulatory body or self-regulatory body applicable to the Company.

1.	Additional “independence” requirements for Audit Committee membership

No director may serve on the Audit Committee of the Board unless the director meets all of the criteria established for audit committee service by the Sarbanes-Oxley Act, any other law and any rule or regulation of any regulatory body or self-regulatory body applicable to the Company, including the Securities and Exchange Commission (the “SEC”) and the NYSE.

2.	Disclosure of Independence Determinations

The Company shall disclose in its annual proxy statement the information regarding the independence of directors as is required by law or by any rule or regulation of any regulatory body or self-regulatory body applicable to the Company, including the SEC and the NYSE.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010

             C.  Additional Director Qualifications

The Board and the Nominating/Corporate Governance Committee, when considering nominees for Director, will take into account their current occupations and the number of other boards on which they serve in determining whether they have the ability to devote sufficient time to carry out their duties. The Board does not believe that Directors who retire or change a position that they held when they became a member of the Board should necessarily leave the Board.

The Board does not believe that arbitrary term limits on Directors’ service are appropriate in view of the valuable insights and experience that can be contributed by Directors who have served on the Board for an extended period of time nor does it believe that Directors should expect to be re-nominated annually until they reach the mandatory retirement age. The Board self-evaluation process described below will be an important determinant of Board tenure.

Directors will not be nominated for election to the Board if the Director would be 72 years of age on or after January 1 of the first year of the term for which the person is proposed to be nominated, except that the Chairman of the Board, may be nominated for election to the Board so long as the Chairman would not be 76 years of age on or after January 1 of the first year of the term for which the Chairman is proposed to be nominated.

The Board of Directors shall require as a condition to its nomination of any person for election as a director at a meeting of the stockholders that such person shall deliver to the Board of Directors a written irrevocable resignation as a director executed by such person in form satisfactory to the Board of Directors.  The resignation must state that the nominee's resignation as a director is to be effective after the meeting at which such person is nominated for election to the Board of Directors if the following conditions are satisfied: (1) such person is nominated as a director in an uncontested election (an election where the number of nominees is not greater than the number of directors to be elected), (2) such person receives a greater number of "withheld" votes from his or her election than votes "for" such election, and (3) such resignation is accepted by the Board of Directors.  The Board of Directors shall act on the resignation within 10 days following certification of the stockholder vote indicating that such person received a greater number of "withheld" votes in the uncontested election.

III.	Voting for Directors

In accordance with the Company's By-Laws, if any nominee for Director in an uncontested election (an election where the number of nominees is not greater than the number of Directors to be elected) receives a plurality of the votes cast sufficient to be elected as a Director under the Company's By-Laws, but receives a greater number of votes “withheld” from his or her election than votes “for” such election, the Board shall decide whether to accept or reject the resignation previously tendered by such nominee in accordance with the following procedures.  All of the procedures set forth in this Section III shall be completed within 10 days following certification of the stockholder vote.

The Board may consider all factors they deem relevant in deciding whether to reject a tendered resignation, including, but not limited to, the following: (i) any stated reasons why stockholders withheld votes from such nominee, (ii) any alternatives for curing the underlying cause of the withheld votes, (iii) if the nominee is a current Director, the Director’s tenure, (iv) the nominee’s qualifications, (v) the nominee’s past and expected future contributions to the Company, and (vi) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail to meet any applicable SEC or NYSE requirements.

A Director who received a greater number of "withheld" votes in the uncontested election shall not be present during the deliberations or voting whether to accept his or her previously tendered resignation, except that prior to voting, the Board will afford the affected Director an opportunity to provide any information or statement that he or she deems relevant.  A Director who received a greater number of "withheld" votes in the uncontested election shall also not be present during the deliberations or voting whether to accept a resignation previously tendered by any other Director who also received a greater number of "withheld" votes in the same uncontested election.  Except as otherwise set forth in this Section III, a Director who is elected in an uncontested election but who received a greater number of "withheld" votes shall serve as a Director until the Board accepts such Director's resignation.

Following the Board’s determination of whether to reject a tendered resignation, the Company shall promptly disclose publicly in a document furnished or filed with the SEC the Board’s decision of whether to accept or reject the nominee's resignation.

The foregoing procedures will be summarized and disclosed each year in the proxy statement for the Company’s annual meeting of stockholders.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010

IV.	Board Structure and Composition

A.      Board Committees

1.	Number and Independence of Committees

The Company shall have an Audit, Compensation, and Nominating/Corporate Governance Committee, each of which shall be composed entirely of Independent Directors in accordance with all requirements under the rules of the NYSE, under applicable law or under any rule or regulation of any other regulatory body or self-regulatory body applicable to the Company.

The Company shall also have an Executive Committee which shall be chaired by the Chairman of the Board and shall be comprised of at least two additional members as appointed by the Chairman of the Board. Directors serving on the Executive Committee need not be Independent Directors. The Executive Committee may not take action on any matter that is required to be considered and acted upon by the Independent Directors or which falls within the charters of the Audit, Compensation, and Nominating/ Corporate Governance Committees.

The Board may, from time to time, form other committees in order to assist it in discharging its duties and obligations.

2.	Selection of Committee Members

The Chairman of the Board shall be responsible for making recommendations to the Board with respect to the assignment of Board members to the various committees. The Board shall be responsible for appointing each chairman and member to the committees on an annual basis, giving consideration to the independence and other requirements of the NYSE (and any other applicable law or any rule or regulatory body or self-regulatory body applicable to the Company).

3.	Responsibilities

The Board shall adopt a charter for each of the Audit, Compensation and Nominating/Corporate Governance Committee, and the charters shall comply with all applicable laws, rules and regulations and include, at a minimum, those responsibilities required to be set forth therein by the rules of the NYSE, by law or by the rules or regulations of any other regulatory body or self-regulatory body applicable to the Company.

B.      Separation of Chairman and CEO

The Board should make its own determination of what leadership works best for the Company. The By-Laws establish the CEO as an executive officer of the Company. The Board may choose from time to time to have, or not to have, the same individual serve as Chairman and CEO of the Company.

C.      Board Size

The Board presently believes that it should generally have no fewer than eight and no more than fifteen Directors. This range permits diversity of experience and viewpoint without hindering effective discussion or diminishing individual accountability. The Board will determine, with the assistance of the Nominating/Corporate Governance Committee, the appropriate Board size, taking into consideration any requirements as set forth in the Company’s certificate of incorporation and By-laws, and periodically assess overall Board composition to ensure the most appropriate and effective Board membership mix.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010

V.	Director Responsibilities

A.      Board Meetings

The Board shall meet as frequently as needed for directors to discharge properly their responsibilities. The Board will hold regular quarterly meetings and special meetings as required. All directors are expected to participate, whether telephonically or in person, in Board meetings, review relevant materials, serve on Board committees, and prepare appropriately for meetings and for discussion with management.

1.	Conduct of Meetings

Board meetings shall be presided over by the Chairman, and shall be conducted in a manner that encourages open communications, meaningful participation and timely resolution of issues. The Chairman shall set the agenda for each meeting and all Directors will be given the opportunity to raise items for consideration to be placed on the agenda. Management and any committees of the Board will provide Directors with materials concerning matters to be acted upon well in advance of the applicable meeting.

2.	Executive Sessions of Directors

The Independent and non-management Directors of the Company shall hold executive sessions at which management, including the CEO, is not present. The executive sessions shall be held on a regularly scheduled basis and not less than two times per year; and, at least one executive session per year shall be limited to Independent Directors.  An Independent Director selected by the Independent Directors on the Board shall preside at each executive session.

To the extent required by the NYSE, by law or by any rule or regulation of any other regulatory body or self-regulatory body applicable to the Company:

(a)      The Company shall disclose in the Company’s annual proxy statement either the name of the Independent Director who is chosen to preside at all executive sessions or, as an alternative, the procedure by which the presiding director will be selected for each executive session.

(b)      The Company shall disclose a means for stockholders, employees and other interested parties to communicate with the presiding Director or with all non-management Directors of the Company as a group in order that interested parties may be able to make their concerns known to the non-management Directors.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010

B.      Director Access to Management and Independent Advisors

1.	Board Access to Management

Directors shall have complete access to the Company’s management and, as appropriate, to the Company's outside advisors, in order to become and remain informed about the Company’s business and for the other purposes as may be helpful to the Board in fulfilling its responsibilities. Board members will coordinate the access through the Chairman of the Board and Board members will use judgment to assure that this access is not distracting to the business operation of the Company.

2.	Director Access to Independent Advisors

The Board and its committees shall have the autonomy to retain outside professionals to act as advisors to the Board or its committees as may be deemed necessary or appropriate in the discharge of their duties. The Company shall provide appropriate funding, as determined by the Board or its committees, for payment of compensation to any advisers employed by the Board or its committees.

C.      Management Succession

The Board shall plan for the succession to the position of the CEO. To assist the Board, the CEO shall periodically report to the Board on succession planning for the CEO and other senior officers of the Company, which may include an assessment of senior managers and their potential to succeed the CEO and fill other key senior management positions. In addition, the CEO shall prepare, on a continuing basis, a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company, if all or a portion of the senior officers should unexpectedly become unable to perform their duties. The short-term succession plan shall be approved by the Board and shall be in effect until the Board has had the opportunity to consider the situation and take action, when necessary.

The Board shall determine that a satisfactory system is in effect for the education, development, and orderly succession of senior and mid-level managers throughout the Company.

D.      Annual Performance Evaluations

1.	Board and Committee Evaluations

The Board, with the assistance of the Nominating/Corporate Governance Committee, shall conduct annual evaluations of the effectiveness of the Board. The purpose of this evaluation is to increase the effectiveness of the Board as a whole, and specifically review areas in which the Board or management believes a better contribution could be made from the Board. Each committee of the Board shall also conduct an annual evaluation of its effectiveness as set forth in its Charter.

2.	Evaluation of CEO and Senior Management

The Board, with the assistance of the Compensation and Nominating/Corporate Governance Committees, shall establish policies and procedures for the evaluation of the CEO and the Company's senior management and shall annually approve the compensation structure for the Company's officers.

VI.	Director Compensation

A.      Compensation Generally

The Company believes that compensation for non-management Directors should be competitive. A Director who is an employee of the Company will not be entitled to separate compensation for his or her services as a Director.

The Compensation Committee, in accordance with the policies and principles set forth in its charter, will review and make recommendations to the full Board with respect to compensation of Directors. As part of the review, the Compensation Committee shall periodically review Director compensation (including additional compensation for committee members) in comparison to Director compensation of corporations of comparable size, industry and complexity to ensure that the compensation is reasonable, competitive and customary. The Company shall describe its practices with respect to director compensation in its annual proxy statement.

B.      Stock Ownership

Directors are encouraged to be owners of the Company’s common stock. In order to facilitate stock ownership, Directors are eligible to participate in the Company’s Stock Purchase Plan.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010

VII.	Director Orientation and Continuing Education

The Company will establish an orientation program for all newly elected Directors in order to ensure that the Company’s directors are fully informed as to their responsibilities and the means at their disposal for the effective discharge of those responsibilities. The orientation program shall, among other things, familiarize new Directors with the Company’s (a) business, (b) strategic plans, (c) significant financial, accounting and risk management issues, (d) business code of conduct and ethics (e) compliance programs, (f) conflicts policies, and (g) corporate governance principles. The new Directors shall be introduced to the Company’s principal officers, internal auditors, independent auditors and the other personnel and representatives of the Company as may be appropriate. Directors are encouraged to take advantage of outside educational opportunities and resources that will further their understanding of the Company’s business and enhance their performance on the Board.

The Company will provide ongoing information and education concerning the business of the Company and the significant issues facing the Company. Directors who are physicians will be expected to actively participate on the underwriting and claims committee of the Company's insurance subsidiaries in the region in which the physician is or has been engaged in the practice of medicine in order to continue their familiarity with the medical professional liability business of the Company and to provide their respective medical expertise in the claims and underwriting process. Where available, directors are also encouraged to be customers of the Company’s insurance products in the ordinary course of its business as a means to facilitate their understanding of the Company’s insurance products and services.

VIII.	Issuance of Blank Check Preferred Stock

Subject to its fiduciary duties, the Board of Directors will not, without prior stockholder approval, issue any series of preferred stock for any defense or anti-takeover purpose, for the purpose of implementing any stockholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly.  Within the limits described above, the Board of Directors may issue preferred stock for capital raising transactions, acquisitions, joint ventures or other corporate purposes that has the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the Board were to issue addition common stock for such purposes.

Adopted by the ProAssurance Board of Directors as amended and restated, December 1, 2010